SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 30, 2003

PINNACLE WEST CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	1-8962	86-0512431

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona (Address of principal executive offices)	85072-3999 (Zip Code)

(602) 250-1000 (Registrant’s telephone number, including area code)

NONE (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)
SIGNATURES
Index to Exhibits
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6
Exhibit 99.7
Exhibit 99.8
Exhibit 99.9
Exhibit 99.10

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

                 (c) Exhibits.

Exhibit
No.	Description

99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended June 30, 2003 and 2002.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.

99.7	Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.

99.8	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2003 and 2002 and condensed consolidated statements of income for the three months, six months and twelve months ended June 30, 2003 and 2002.

99.9	Glossary of Terms.

99.10	Earnings News Release.

Item 9.	Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition)

          The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business. This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided. Certain of the Information relates to the Company’s results of operations for its fiscal quarter ended June 30, 2003. This Information is attached hereto as Exhibits 99.2, 99.3, and 99.8. Those exhibits are being furnished, but not filed, under Item 12 of this Report on Form 8-K.

          On July 28, 2003, the Company issued a press release regarding its results of operations for its fiscal quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.10. The press release is being furnished, but not filed, under Item 12 of this Report on Form 8-K.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)

Dated: July 25, 2003	By: /s/ Barbara M. Gomez
Barbara M. Gomez Treasurer

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Index to Exhibits

Exhibit
No.	Description

99.1	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the periods ended June 30, 2003 and 2002.

99.3	Pinnacle West Capital Corporation consolidated statistics by quarter for 2003.

99.4	Pinnacle West Capital Corporation consolidated statistics by quarter for 2002.

99.5	Pinnacle West Capital Corporation consolidated statistics by quarter for 2001.

99.6	Pinnacle West Capital Corporation consolidated statistics by quarter for 2000.

99.7	Pinnacle West Capital Corporation consolidated statistics by quarter for 1999.

99.8	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2003 and 2002 and condensed consolidated statements of income for the three months, six months and twelve months ended June 30, 2003 and 2002.

99.9	Glossary of Terms.

99.10	Earnings News Release.